                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 11, 2004
                                                        -----------------------

                          Commercial Bancshares, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Ohio                          0-27894                34-1787239
-------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     Of Incorporation)                 File Number)          Identification No.)

         118 South Sandusky Avenue, Upper Sandusky, Ohio          43351
-------------------------------------------------------------------------------
             (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code         (419) 294-5781
                                                   ----------------------------


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5 - Other Events and Required FD Disclosure

Philip W. Kinley has been appointed as President and CEO of Commercial Bancshares, Inc and The Commercial Savings Bank. The board of directors of Commercial Bancshares voted unanimously to name Kinley as President and CEO at its February board meeting. Kinley's selection was recommended to the board by a search committee that had been formed in November to choose a successor to Raymond E. Graves. Kinley had been serving as Acting President and CEO since October 9, 2003.

Mr. Kinley has been with Commercial Savings Bank for twenty years. Prior to his appointment as Acting President and CEO, he had served three years as Senior Executive Vice President and eight years as Vice President and Chief Operating Officer.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Commercial Bancshares, Inc.
                                   --------------------------------------------
                                                    (Registrant)

Date    February 27, 2004          By: /s/ Bruce J. Beck
     ------------------------          -----------------------------------------
                                   Bruce J. Beck
                                   Senior Vice President and Corporate Secretary